UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21670

Eaton Vance Enhanced Equity Income Fund II
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders

Annual Report December 31, 2005

EATON VANCE
ENHANCED
EQUITY
INCOME
FUND II

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Walter A. Row
Lewis R. Piantedosi
Eaton Vance Management

David R. Fraley

Ronald M. Egalka

Rampart Investment

Management

The Fund

•                  Eaton Vance Enhanced Equity Income Fund II’s (the Fund) primary objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its primary investment strategy by using a systematic program of covered call option writing (selling) on a substantial portion of its portfolio securities to enhance the returns and dampen the volatility of its underlying stock portfolio.

•                  Based on share price, the Fund, a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol EOS, had a total return of 0.89% from inception on January 31, 2005, to December 31, 2005. This return resulted from a decrease in share price from $19.10 (offering price of $20 per share, less all commissions) on January 31, 2005, to $17.86 on December 31, 2005, plus the reinvestment of $1.44 per share in distributions.(1)

•                  Based on net asset value (NAV), the Fund had a total return of 9.08% for the period from inception on January 31, 2005, to December 31, 2005. That return was the result of an increase in NAV per share from $19.10 (offering price of $20 per share, less all commissions) on January 31, 2005, to $19.31 on December 31, 2005, plus the reinvestment of $1.44 per share in distributions.(1)

•                  For comparison, the Russell 1000 Growth Index, an unmanaged index commonly used to measure the performance of U.S. growth stocks, had a total return of 8.90% over the same period.(2)

Management Discussion

•                  A late-year surge helped the stock market conclude 2005 on a positive note, locking in its third consecutive annual gain. Investor angst over rising interest rates and record-level energy prices potentially stalling the ongoing economic expansion was offset by resilient consumer spending and healthy growth of corporate profits. Double-digit growth in dividend payouts and share buybacks, coupled with continued strength in merger and acquisition activity, provided additional support for equities.

•                  In 2005, energy and utilities were again the top-performing sectors in the U.S. equity markets, recording double-digit gains for the period. In the energy sector, oil and gas prices rose to record levels, which produced strong earnings growth for most companies in that sector. The utilities sector saw its performance advanced by investors continuing to embrace a defensive approach, seeking out high-yielding sectors of the market. Small- and mid-capitalization stocks once again outperformed large-cap stocks.

•                  For the 11-months ended December 31, 2005, the Fund outperformed the Russell 1000 Growth Index on an NAV basis. The Fund’s relative performance was driven by the overall performance of stocks in the underlying portfolio and the Fund’s option writing strategy. The Fund benefited from positive stock selection in a majority of the benchmark’s sectors.

•                  Based on share price, as traded on the New York Stock Exchange, the Fund underperformed its benchmark. After trading at a premium to its NAV for much of the period, a late-year sell-off pushed the share price to a discount to NAV.

•                  The Fund holds a broadly diversified portfolio consisting of 70-100 stocks; approximately 65% are mid-size market-caps and 35% are large-caps. In selecting stocks, our team of research analysts focuses on companies with above-average growth and financial strength. Stocks are selected with a valuation sensitivity, and a sell discipline is employed to help further limit risk. While the Fund is authorized to utilize leverage, it has no current intention to do so.

(1)          Share price and net asset value on January 31, 2005, are calculated assuming a purchase price of $20.00, less the sales load of $0.90 per share paid by the shareholder.

(2)          It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•                  The Fund writes (sells) covered call options on a substantial portion of its stock holdings. As the writer of stock options, the Fund receives initial payments (premiums) in exchange for giving the options buyers the right to acquire the associated stocks at specified exercise prices on or before specified expiration dates. Writing covered call options involves a tradeoff between the options premiums received and reduced participation in potential stock appreciation. A covered call strategy typically underperforms in strong up markets, while seeking to outperform in modestly up, flat and down markets.

•                  The Fund’s strategy relies on stocks selection and price target objectives set by Eaton Vance’s equity research team, in concert with Rampart Investment Management’s options optimization models. To allow for capital appreciation, the Fund varies the amount of options written on its common stock holdings. For stocks considered to have significant upside potential, the Fund generally expects to write options initially on a smaller portion of the underlying position. If the stock price rises, the options contracts are normally rolled to higher strike price options. This allows for potential increased cash flows and higher target share price realization. Equities considered to have less upside potential may be more fully written. If the stock price falls, the Fund may look to “cover,” or buy back, the options sold. Depending on the stock’s fundamental outlook, the Fund may then exit the stock position, write more options toward a new target, or write fewer options allowing the stock to recover to its original target. During the Fund’s first 11 months, it has written call option contracts covering, on average, 65-70% of stock portfolio assets.

Performance

Average Annual Total Return (by share price, New York Stock Exchange)

Life of Fund (1/31/05)	0.89%

Average Annual Total Return (at net asset value)

Life of Fund (1/31/05)	9.08%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Common Stock Sector Allocation*

By net assets

*                 Fund information may not be representative of the Fund’s current or future investments and may change due to active management. The sector allocations are presented without the offsetting effect of the Fund’s written option positions at December 31, 2005.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks(2) — 98.3%
Security	Shares	Value
Advertising — 1.3%
Lamar Advertising Co.(1)	250,700	$11,567,298
		$11,567,298
Aerospace & Defense — 5.3%
Boeing Company	114,200	$8,021,408
General Dynamics Corp.	101,200	11,541,860
L-3 Communications Holdings, Inc.	121,000	8,996,350
Rockwell Collins, Inc.	200,200	9,303,294
United Technologies Corp.	184,000	10,287,440
		$48,150,352
Air Freight & Logistics — 1.3%
FedEx Corp.	119,000	$12,303,410
		$12,303,410
Apparel & Footwear — 3.0%
Liz Claiborne, Inc.	323,400	$11,584,188
NIKE, Inc., Class B	134,000	11,629,860
Polo Ralph Lauren Corp.	74,300	4,171,202
		$27,385,250
Auto and Parts — 1.1%
BorgWarner, Inc.	164,000	$9,943,320
		$9,943,320
Beverages — 3.2%
Anheuser-Busch Companies, Inc.	164,200	$7,054,032
Constellation Brands, Inc., Class A(1)	313,900	8,233,597
PepsiCo, Inc.	238,800	14,108,304
		$29,395,933
Biotechnology — 1.4%
Amgen, Inc.(1)	95,900	$7,562,674
Amylin Pharmaceuticals, Inc.(1)	142,200	5,676,624
		$13,239,298
Business Services — 3.5%
CheckFree Corp.(1)	357,000	$16,386,300
Cintas Corp.	208,600	8,590,148

Security	Shares	Value
Business Services (continued)
Paychex, Inc.	196,100	$7,475,332
		$32,451,780
Chemicals — 0.8%
Ecolab, Inc.	204,000	$7,399,080
		$7,399,080
Communications Equipment — 3.3%
Cisco Systems, Inc.(1)	451,700	$7,733,104
Harris Corp.	124,000	5,333,240
Scientific-Atlanta, Inc.	224,500	9,669,215
Tellabs, Inc.(1)	675,800	7,366,220
		$30,101,779
Computers & Peripherals — 2.6%
Dell, Inc.(1)	156,200	$4,684,438
EMC Corp.(1)	503,000	6,850,860
NCR Corp.(1)	248,000	8,417,120
Palm, Inc.(1)	132,517	4,214,040
		$24,166,458
Consumer Finance — 0.6%
American Express Co.	106,500	$5,480,490
		$5,480,490
Consumer Products — 0.6%
Brunswick Corp.	141,500	$5,753,390
		$5,753,390
Consumer Services — 4.0%
Alliance Data Systems Corp.(1)	218,600	$7,782,160
Cendant Corp.	351,800	6,068,550
ServiceMaster Co.	567,000	6,775,650
Weight Watchers International, Inc.(1)	323,900	16,010,377
		$36,636,737
Distribution / Wholesale — 1.0%
CDW Corp.	151,800	$8,739,126
		$8,739,126

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Diverse Financial Services — 0.7%
Citigroup, Inc.	136,500	$6,624,345
		$6,624,345
Electronic Equipment & Instruments — 0.8%
Flextronics International Ltd.(1)	670,300	$6,997,932
		$6,997,932
Food-Wholesale / Distribution — 0.9%
Altria Group, Inc.	106,200	$7,935,264
		$7,935,264
Food Products — 2.3%
Kellogg Co.	202,400	$8,747,728
Smithfield Foods, Inc.(1)	400,800	12,264,480
		$21,012,208
Health Services — 5.7%
DaVita, Inc.(1)	225,500	$11,419,320
Henry Schein, Inc.(1)	249,200	10,875,088
Laboratory Corporation of America Holdings(1)	192,500	10,366,125
LifePoint Hospitals, Inc.(1)	256,900	9,633,750
WellPoint, Inc.(1)	126,000	10,053,540
		$52,347,823
Healthcare Equipment & Supplies — 3.5%
Beckman Coulter, Inc.	114,300	$6,503,670
DENTSPLY International, Inc.	144,300	7,747,467
Edwards Lifesciences Corp.(1)	202,400	8,421,864
Fisher Scientific International, Inc.(1)	154,900	9,582,114
		$32,255,115
Hotel / Resort / Cruise — 1.4%
Carnival Corp.	230,500	$12,324,835
		$12,324,835
Industrial — 0.9%
MSC Industrial Direct Co., Inc.	207,700	$8,353,694
		$8,353,694

Security	Shares	Value
Industrial Machinery — 0.9%
Danaher Corp.	146,000	$8,143,880
		$8,143,880
Insurance — 1.5%
First American Corp.	90,200	$4,086,060
PartnerRe Ltd.(1)	142,000	9,325,140
		$13,411,200
Investment Banking & Brokerage — 0.7%
Merrill Lynch & Co., Inc.	99,900	$6,766,227
		$6,766,227
Lodging and Casinos — 1.7%
Harrah's Entertainment, Inc.	143,000	$10,194,470
Starwood Hotels & Resorts Worldwide, Inc.	83,300	5,319,538
		$15,514,008
Media — 1.2%
Time Warner, Inc.	644,400	$11,238,336
		$11,238,336
Metals-Industrial — 3.8%
Alcoa, Inc.	279,700	$8,270,729
Inco Ltd.(1)	370,400	16,138,328
Phelps Dodge Corp.	70,100	10,085,287
		$34,494,344
Oil and Gas-Equipment and Services — 2.9%
Noble Corp.	146,000	$10,298,840
Rowan Cos., Inc.	186,600	6,650,424
Williams Co., Inc.	404,500	9,372,265
		$26,321,529
Oil and Gas-Exploration and Production — 1.1%
Halliburton Co.	167,000	$10,347,320
		$10,347,320
Personal Products — 2.0%
Alberto-Culver Co.	216,200	$9,891,150
Colgate-Palmolive Co.	146,400	8,030,040
		$17,921,190

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Pharmaceuticals — 7.3%
Abbott Laboratories	217,000	$8,556,310
Allergan, Inc.	53,500	5,775,860
Endo Pharmaceuticals Holdings, Inc.(1)	325,100	9,837,526
Johnson & Johnson	185,800	11,166,580
Mylan Laboratories, Inc.	267,800	5,345,288
Sepracor, Inc.(1)	182,000	9,391,200
Teva Pharmaceutical Industries Ltd. ADR	184,400	7,931,044
Wyeth	181,800	8,375,526
		$66,379,334
Regional Banks — 0.9%
Commerce Bancorp, Inc.	235,600	$8,106,996
		$8,106,996
Retail-Department Stores — 2.8%
Federated Department Stores, Inc.	145,000	$9,617,850
Nordstrom, Inc.	214,300	8,014,820
Sears Holdings Corp.(1)	68,300	7,890,699
		$25,523,369
Retail-Food and Drug — 1.9%
Safeway, Inc.	338,000	$7,997,080
SUPERVALU, Inc.	300,600	9,763,488
		$17,760,568
Retail-General Merchandise — 2.3%
BJ's Wholesale Club, Inc.(1)	365,200	$10,795,312
Dollar General Corp.	540,000	10,297,800
		$21,093,112
Semiconductors & Semiconductor Equipment — 12.4%
Analog Devices, Inc.	340,000	$12,195,800
Broadcom Corp., Class A(1)	197,900	9,330,985
Intel Corp.	482,000	12,030,720
International Rectifier Corp.(1)	258,100	8,233,390
Intersil Corp., Class A	348,300	8,665,704
Linear Technology Corp.	273,100	9,850,717
Maxim Integrated Products, Inc.	189,600	6,871,104
Microchip Technology, Inc.	278,800	8,963,420
Sigmatel, Inc.(1)	420,000	5,502,000

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Teradyne, Inc.(1)	564,800	$8,229,136
Texas Instruments, Inc.	417,000	13,373,190
Veeco Instruments, Inc.(1)	592,000	10,259,360
		$113,505,526
Software — 1.1%
Oracle Corp.(1)	850,161	$10,380,466
		$10,380,466
Telecommunications Services — 2.0%
CenturyTel, Inc.	386,800	$12,826,288
Citizens Communications Co.	444,200	5,432,566
		$18,258,854
Thrifts & Mortgage — 1.4%
MGIC Investment Corp.	201,000	$13,229,820
		$13,229,820
Transportation — 1.2%
Swift Transportation Co., Inc.(1)	534,200	$10,844,260
		$10,844,260
Total Common Stocks (identified cost $894,172,477)		$899,805,256
Commercial Paper — 5.2%
	Principal Amount (000's omitted)
General Electric Capital Corp., 4.20%, 1/3/06	$44,449	$44,438,628
Prudential Funding, LLC, 4.18%, 1/3/06	3,419	3,418,206
Total Commercial Paper (at amortized cost, $47,856,834)		$47,856,834

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 0.2%
	Principal Amount (000's omitted)	Security/ Value
Investors Bank and Trust Company Time Deposit, 4.23%, 1/3/06	$2,000	$2,000,000
Total Short-Term Investments (at amortized cost, $2,000,000)		$2,000,000
Total Investments — 103.7% (identified cost $944,029,311)		$949,662,090
Covered Call Options Written — (3.2%)

	Number of Contracts	Premium Received	Value
Abbott Laboratories, Expires 1/21/06, Strike 42.50	910	$164,466	$(4,550)
Alberto-Culver Co., Expires 3/18/06, Strike 45.00	1,170	277,281	(286,650)
Alcoa, Inc., Expires 1/21/06, Strike 27.50	1,695	125,255	(398,325)
Allergan, Inc., Expires 1/21/06, Strike 85.00	535	308,639	(1,249,225)
Alliance Data Systems Corp., Expires 3/18/06, Strike 40.00	1,265	234,545	(104,362)
Altria Group, Inc., Expires 3/18/06, Strike 80.00	1,062	183,720	(127,440)
American Express Co., Expires1/21/06, Strike 50.00	570	109,435	(116,850)
Amgen, Inc., Expires 1/21/06, Strike 70.00	959	342,270	(863,100)
Amylin Pharmaceuticals, Inc., Expires 1/21/06, Strike 35.00	1,422	299,428	(725,220)
Analog Devices, Inc., Expires 1/21/06, Strike 35.00	1,725	339,811	(215,625)
Anheuser-Busch Companies., Inc., Expires 3/18/06, Strike 45.00	70	5,845	(3,500)
Beckman Coulter, Inc., Expires 2/18/06, Strike 55.00	455	171,528	(191,100)
BJ's Wholesale Club, Inc., Expires 3/18/06, Strike 30.00	3,652	477,259	(766,920)
Boeing Company, Expires 5/20/06, Strike 75.00	1,142	322,034	(251,240)
BorgWarner, Inc., Expires 1/21/06, Strike 60.00	1,020	227,930	(209,100)

	Number of Contracts	Premium Received	Value
Broadcom Corp., Expires 1/21/06, Strike 45.00	1,979	$552,964	$(583,805)
Brunswick Corp., Expires 3/18/06, Strike 40.00	815	205,371	(218,012)
Carnival Corp., Expires 1/21/06, Strike 55.00	1,295	213,510	(58,275)
CDW Corp., Expires 1/21/06, Strike 55.00	950	381,817	(304,000)
Cendant Corp., Expires 1/21/06, Strike 20.00	1,825	199,694	(9,125)
Centurytel, Inc., Expires 1/21/06, Strike 35.00	3,868	731,339	(38,680)
CheckFree Corp., Expires 2/18/06, Strike 45.00	1,170	452,771	(351,000)
CheckFree Corp., Expires 5/20/06, Strike 50.00	1,140	317,420	(256,500)
Cintas Corp., Expires 2/18/06, Strike 45.00	2,086	249,266	(20,860)
Cisco Systems, Inc., Expires 4/22/06, Strike 17.50	2,285	223,920	(182,800)
Citigroup, Inc., Expires 1/21/06, Strike 47.50	790	112,175	(114,550)
Colgate-Palmolive Co., Expires 1/21/06, Strike 55.00	1,464	167,513	(117,120)
Commerce Bancorp, Inc., Expires 3/18/06, Strike 35.00	1,245	257,707	(192,975)
Constellation Brands, Inc., Class A, Expires 4/22/06, Strike 25.00	1,410	179,062	(359,550)
Danaher Corp., Expires 3/18/06, Strike 55.00	765	203,102	(225,675)
Davita, Inc., Expires 1/21/06, Strike 50.00	730	238,700	(104,025)
Dell, Inc., Expires 5/20/06, Strike 30.00	680	135,654	(142,800)
DENTSPLY International, Inc., Expires 1/21/06, Strike 60.00	1,443	123,386	(14,430)
Dollar General Corp., Expires 2/18/06, Strike 20.00	1,705	104,001	(51,150)
Ecolab, Inc., Expires 4/22/06, Strike 35.00	2,040	160,419	(494,700)
Edwards Lifesciences Corp., Expires 1/21/06, Strike 45.00	2,024	357,715	(40,480)
EMC Corp., Expires4/22/06, Strike 14.00	2,395	232,305	(179,625)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

	Number of Contracts	Premium Received	Value
Endo Pharmaceutical Holdings, Inc., Expires 1/21/06, Strike 30.00	1,751	$132,205	$(166,345)
Federated Department Stores, Inc., Expires 2/18/06, Strike 70.00	490	165,123	(63,700)
Fedex Corp., Expires 1/21/06, Strike 95.00	855	228,275	(760,950)
First American Corp., Expires 1/21/06, Strike 40.00	136	41,804	(74,120)
Fisher Scientific International Inc., Expires 3/18/06, Strike 65.00	975	178,663	(146,250)
Flextronics International Ltd., Expires 4/22/06, Strike 10.00	3,655	323,454	(420,325)
General Dynamic Corp., Expires 1/21/06, Strike 115.00	517	225,878	(54,285)
General Dynamic Corp., Expires 5/20/06, Strike 115.00	220	113,736	(110,000)
Hallibutron Co., Expires 1/21/06, Strike 60.00	620	241,530	(217,000)
Harrah's Entertainment, Inc., Expires 5/20/06, Strike 70.00	690	301,517	(393,300)
Harris Corp., Expires 2/18/06, Strike 45.00	820	198,432	(102,500)
Henry Schein, Inc., Expires 4/22/06, Strike 45.00	2,492	416,844	(479,710)
Inco Ltd., Expires 01/21/06, Strike 40.00	3,704	1,359,135	(1,481,600)
Intel Corp., Expires 4/22/06, Strike 25.00	2,885	496,199	(418,325)
International Rectifier Corp., Expires 3/18/06, Strike 35.00	730	147,454	(98,550)
Intersil Corp.,Class A, Expires4/22/06, Strike 25.00	1,645	424,474	(304,325)
Johnson & Johnson, Expires 1/21/06, Strike 65.00	1,858	392,158	(9,290)
Kellogg Co., Expires 3/18/06, Strike 45.00	650	89,046	(39,000)
L-3 Communcations Holdings, Inc., Expires 1/21/06, Strike 75.00	510	146,614	(53,550)
Laboratory Corporation of America Holdings, Expires 1/21/06, Strike 50.00	1,824	314,082	(674,880)
Lamar Advertising Co., Expires 1/21/06, Strike 45.00	1,195	241,380	(191,200)
LifePoint Hospitals, Inc., Expires 2/18/06, Strike 40.00	1,470	181,745	(158,025)

	Number of Contracts	Premium Received	Value
Linear Technology Corp., Expires 1/21/06, Strike 35.00	1,175	$143,344	$(199,750)
Liz Claiborne, Inc., Expires 1/21/06, Strike 35.00	1,500	259,744	(176,250)
Maxim Integrated Products, Inc., Expires 2/18/06, Strike 35.00	1,000	296,987	(255,000)
Merrill Lynch & Co., Inc., Expires 1/21/06, Strike 55.00	999	516,381	(1,328,670)
MGIC Investment Corp., Expires 3/18/06, Strike 70.00	2,010	258,257	(246,225)
Microchip Technology, Inc., Expires 1/21/06, Strike 30.00	1,260	257,659	(308,700)
Mylan Laboratories, Inc., Expires 1/21/06, Strike 17.50	2,678	433,065	(642,720)
NCR Corp., Expires 1/21/06, Strike 30.00	1,320	181,703	(534,600)
Nike, Inc., Class B, Expires 1/21/06, Strike 90.00	915	166,523	(50,325)
Noble Corp., Expires 1/21/06, Strike 65.00	555	292,473	(333,000)
Nordstrom, Inc., Expires: 4/22/06, Strike: 40.00	1,290	254,122	(238,650)
Oracle Corp., Expires 3/18/06, Strike 12.00	3,235	253,940	(242,625)
Palm, Inc., Expires 1/21/06, Strike 30.00	1,325	313,915	(304,750)
PartnerRe Ltd., Expires 2/18/06, Strike 70.00	270	19,034	(22,950)
Paychex, Inc., Expires 3/18/06, Strike 42.50	1,325	100,697	(39,750)
PepsiCo, Inc., Expires 1/21/06, Strike 60.00	2,388	255,505	(100,296)
Phelps Dodge Corp., Expires 1/21/06, Strike 125.00	500	278,488	(970,000)
Polo Ralph Lauren Corp., Expires 1/21/06, Strike 50.00	743	194,596	(475,520)
Rockwell Collins, Inc., Expires 4/22/06, Strike 50.00	1,020	114,235	(94,350)
Rowan Cos., Inc., Expires 1/21/06, Strike 35.00	1,866	709,215	(317,220)
Safeway, Inc., Expires 3/18/06, Strike 22.50	2,055	368,857	(405,862)
Scientific-Atlanta, Inc, Expires 1/21/06, Strike 40.00	1,310	264,609	(419,200)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

	Number of Contracts	Premium Received	Value
Sears Holding Corp., Expires 3/18/06, Strike 120.00	370	$328,180	$(259,000)
Sepracor, Inc., Expires 1/21/06, Strike 55.00	865	350,760	(64,875)
ServiceMaster Co., Expires 1/21/06, Strike 12.50	4,670	508,909	(23,350)
Sigmatel, Inc., Expires 3/18/06, Strike 15.00	2,355	346,170	(188,400)
Smithfield Foods, Inc., Expires 1/21/06, Strike 30.00	1,615	173,137	(161,500)
Starwood Hotels & Resorts Worldwide, Inc., Expires 1/21/06, Strike 60.00	18	3,199	(7,740)
SUPERVALU, Inc., Expires 1/21/06, Strike 30.00	1,095	248,629	(292,913)
Swift Transportation Co., Expires 4/22/06, Strike 22.50	3,715	398,565	(287,913)
Tellabs, Inc., Expires 3/18/06, Strike 10.00	3,310	403,803	(397,200)
Teradyne, Inc., Expires 4/22/06, Strike 15.00	2,480	327,350	(303,800)
Teva Pharmacetical Industries Ltd., Expires 3/18/06, Strike 45.00	1,060	256,512	(174,900)
Texas Instruments, Inc., Expires1/21/06, Strike 30.00	2,105	228,256	(484,150)
Time Warner, Inc., Expires 4/22/06, Strike 18.00	3,470	336,575	(242,900)
United Technologies Corp., Expires 2/18/06, Strike 55.00	1,840	187,672	(386,400)
Veeco Insturments, Inc., Expires 4/22/06, Strike 17.50	3,765	364,148	(611,813)
Weight Watcher International, Inc., Expires 4/22/06, Strike 50.00	2,020	387,824	(570,650)
Well Point, Inc., Expires 1/21/06, Strike 75.00	610	242,160	(323,300)
Williams Cos., Inc., Expires 1/21/06, Strike 22.50	4,045	542,341	(444,950)
Wyeth, Expires 1/21/06, Strike 45.00	1,818	486,599	(272,700)
Total Call Options Written (premiums received $27,803,143)			$(29,195,441)
Other Assets, Less Liabilities — (0.5)%			$(5,013,448)
Net Assets — 100.0%			$915,453,201

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  A portion of each common stock holding has been segregated as collateral for outstanding options written.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $944,029,311)	$949,662,090
Cash	8,172,086
Receivable for investments sold	19,997
Receivable from the Investment Adviser	18,452
Dividends and interest receivable	528,498
Total assets	$958,401,123
Liabilities
Written options outstanding, at value (premiums received $27,803,143)	$29,195,441
Payable for investments purchased	12,724,554
Payable to affiliate for investment advisory fees	784,479
Payable to affiliate for Trustees' fees	31,547
Accrued expenses	211,901
Total liabilities	$42,947,922
Net assets applicable to common shares	$915,453,201
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 47,405,017 shares issued and outstanding	$474,050
Additional paid-in capital	904,294,164
Undistributed net realized gain (computed on the basis of identified cost)	6,444,506
Net unrealized appreciation (computed on the basis of identified cost)	4,240,481
Net assets applicable to common shares	$915,453,201
Net Asset Value Per Common Share
($915,453,201 ÷ 47,405,017 common shares issued and outstanding)	$19.31

Statement of Operations

For the Period Ended
December 31, 2005(1)

Investment Income
Dividends (net of foreign taxes, $41,391)	$6,691,516
Interest	1,306,404
Total investment income	$7,997,920
Expenses
Investment adviser fee	$8,195,712
Trustees' fees and expenses	44,541
Custodian fee	267,481
Legal and accounting services	91,231
Transfer and dividend disbursing agent fees	62,354
Printing and postage	38,959
Organization expense	18,452
Miscellaneous	131,047
Total expenses	$8,849,777
Deduct — Reduction of custodian fee	$1,327
Reduction of investment adviser fee	97,946
Expense reimbursement	18,452
Total expense reductions	$117,725
Net expenses	$8,732,052
Net investment loss	$(734,132)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$53,004,261
Written options	22,257,566
Net realized gain	$75,261,827
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$5,632,779
Written options	(1,392,298)
Net change in unrealized appreciation (depreciation)	$4,240,481
Net realized and unrealized gain	$79,502,308
Net increase in net assets from operations	$78,768,176

(1)  For the period from the start of business, January 31, 2005, to December 31, 2005.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended December 31, 2005(1)
From operations — Net investment loss	$(734,132)
Net realized gain from investment transactions and written options	75,261,827
Net change in unrealized appreciation (depreciation) from investments and written options	4,240,481
Net increase in net assets from operations	$78,768,176
Distributions to common shareholders — From net realized gain	$(68,083,189)
Total distributions to common shareholders	$(68,083,189)
Capital share transactions — Proceeds from sale of common shares(2)	$900,565,000
Reinvestment of distributions to common shareholders	4,744,955
Offering costs	(641,741)
Net increase in net assets from capital share transactions	$904,668,214
Net increase in net assets	$915,353,201
Net Assets Applicable to Common Shares
At beginning of period	$100,000
At end of period	$915,453,201

(1)  For the period from the start of business, January 31, 2005, to December 31, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $42,435,000.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the period stated
	Period Ended December 31, 2005(1)(2)
Net asset value — Beginning of period(3)	$19.100
Income (loss) from operations
Net investment loss	$(0.015)
Net realized and unrealized gain	1.679
Total income from operations	$1.664
Less distributions
From net realized gains	$(1.440)
Total distributions	$(1.440)
Common share offering costs charged to paid-in-capital	$(0.014)
Net asset value — End of period	$19.310
Market value — End of period	$17.860
Total Investment Return on Net Asset Value(4)	9.08%
Total Investment Return on Market Value(4)	0.89%
Ratios/Supplemental Data†
Net assets end of period (000's omitted)	$915,453
Net expenses	1.07	%(5)
Net expenses after custodian fee reduction	1.07	%(5)
Net investment loss	(0.09	)%(5)
Portfolio Turnover	112%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of organization expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets):
Expenses	1.08	%(5)
Expenses after custodian fee reduction	1.08	%(5)
Net investment loss	(0.10	)%(5)
Net investment loss per share	$(0.018)

(1)  For the period from the start of business, January 31, 2005, to December 31, 2005.

(2)  Computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the slaes load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Annualized.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund II (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated November 8, 2004. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

E  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the period from the start of business, January 31, 2005 to December 31, 2005 was as follows:

Distributions declared from:

Ordinary income	$68,083,189

During the period from the start of business, January 31, 2005 to December 31, 2005, distributions in excess of net investment income was decreased by $68,817,321 and undistributed net realized gain was decreased by $68,817,321 primarily due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Ordinary income	$7,536,714
Unrealized gain	$3,148,273

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. For the period from the start of business, January 31, 2005 to December 31, 2005, the advisory fee amounted to $8,195,712. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a portion of the advisory fee for sub-advisory services provided to the Fund. EVM serves as administrator to the Fund, but currently receives no compensation for providing administrative services to the Fund.

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the period from the start of business, January 31, 2005 to December 31, 2005, the Investment Adviser waived $97,946 of its advisory fee.

EVM has agreed to reimburse the Fund for costs incurred in the Fund's organization. For the period from the start of business, January 31, 2005, to December 31, 2005 EVM reimbursed the Fund $18,452 in organization expenses.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, January 31, 2005, to December 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,872,523,221 and $997,088,267 respectively, for the period from the start of business, January 31, 2005, to December 31, 2005.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$945,121,519
Gross unrealized appreciation	$40,826,729
Gross unrealized depreciation	(36,286,158)
Net unrealized appreciation	$4,540,571

6  Common Shares of Beneficial Interest

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

Period Ended December 31, 2005(1)
Sales	47,155,000
Issued to shareholders electing to receive payments of distributions in Fund shares	250,017
Net increase	47,405,017

(1)  For the period from the start of business, January 31, 2005, to December 31, 2005.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2005 is included in the Portfolio of Investments.

Written call options activity for the period ended December 31, 2005 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	543,103	104,537,679
Options terminated in closing purchase transactions	(208,172)	(35,929,320)
Options exercised	(147,488)	(34,207,889)
Options expired	(34,030)	(6,597,327)
Outstanding, end of period	153,413	$27,803,143

At December 31, 2005, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Enhanced Equity Income Fund II:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Enhanced Equity Income Fund II (the "Fund"), including the portfolio of investments as of December 31, 2005, the related statements of operations, and changes in net assets, and the financial highlights for the period from the start of business, January 31, 2005, to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. Our audit also included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005, the results of its operations, the changes in its net assets and its financial highlights for the period from the start of business, January 31, 2005, to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2006

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2006 showed the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Qualified Dividend Income. The Fund designates approximately $6,343,159, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2005 ordinary income dividends, 8.16% qualifies for the corporate dividends received deduction.

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2005

OTHER MATTERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on October 14, 2005. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty, James B. Hawkes and Samuel L. Hayes, III as Class I Trustees of the Fund for a three-year term expiring in 2008.

Nominee for Trustees Elected by All Shareholders	For	Number of Shares Withheld
Benjamin C. Esty	42,384,744	439,528
James B. Hawkes	42,386,283	437,989
Samuel L. Hayes, III	42,383,694	440,578

Eaton Vance Enhanced Equity Income Fund II

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you may request that the firm or nominee participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged a pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Enhanced Equity Income Fund II

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Enhanced Equity Income Fund II
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2005, our records indicate that there are 50 registered shareholders and 34,599 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Exchange symbol

The New York Exchange symbol is EOS.

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Prior to approving the (a) investment advisory agreement (the "Advisory Agreement") between Eaton Vance Enhanced Equity Income Fund II (the "Fund") and the investment adviser, Eaton Vance Management ("Eaton Vance" or the "Adviser") and (b) investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Fund and Rampart Investment Management Company, Inc. ("Rampart" or the "Sub-Adviser"), the Special Committee of the Fund's Board of Trustees considered, among other things, the following:

•  A report comparing the fees and expenses of the Fund and certain profitability analyses prepared by Eaton Vance and Rampart;

•  Information on the relevant peer group(s) of funds;

•  The economic outlook and the general investment outlook in the relevant investment markets;

•  Eaton Vance's and Rampart's results and financial condition and the overall organization of the Adviser and the Sub-Adviser;

•  Arrangements regarding the distribution of Fund shares;

•  The procedures used to determine the fair value of the Fund's assets;

•  The allocation of brokerage and the benefits received by the Adviser as the result of brokerage allocation; including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  Rampart's compliance efforts with respect to the accounts it manages;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates and of Rampart;

•  The terms of the Advisory Agreement and the Sub-Advisory Agreement, and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein;

•  Operating expenses (including transfer agency expenses) to be paid to third parties; and

•  Information to be provided to investors, including the Fund's shareholders.

In evaluating the Advisory Agreement between the Fund and Eaton Vance, and the Sub-Advisory Agreement between the Adviser and Rampart, the Special Committee reviewed material furnished by Eaton Vance and Rampart at the initial Board meeting held on December 20, 2004, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement and under the Sub-Advisory Agreement. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Special Committee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement. The Special Committee also considered the business reputation of Rampart and its options strategy and its past experience in implementing this strategy.

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

The Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance and Rampart in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's and Rampart's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Special Committee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data. In addition, the Special Committee considered the fiduciary duty assumed by the Adviser in connection with the service rendered to the Fund and the business reputation of the Adviser, its financial resources and its professional liability insurance coverage. In evaluating the fees to be paid to Rampart, the Special Committee considered and discussed fees paid to other investment sub-advisers in similar circumstances, as well as fees charged by Rampart to other clients.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement and the Sub-Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates and Rampart, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval of the Advisory Agreement and the Sub-Advisory Agreement, including the fee structure, is in the interests of shareholders. The Special Committee also considered that the Adviser would enter into a Shareholder Services Agreement with UBS Securities LLC, whereby the Adviser (and not the Fund) would pay UBS Securities LLC to provide upon request certain market data and reports to support shareholder services pursuant to the agreement.

Eaton Vance Enhanced Equity Income Fund II

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Enhanced Equity Income Fund II (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2008. 3 years. Trustee and Vice President since 2004	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Director of EV; Chairman and Chief Executive Officer of EVC; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2008. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Until 2008. 3 years. Trustee since 2004 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommuncations services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2006. 3 years. Trustee since 2004	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2006. 3 years. Trustee since 2004	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner Covington & Burling, Washington, DC (1991-2000).	161	None

Eaton Vance Enhanced Equity Income Fund II

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Until 2007. 3 years. Trustee since 2004	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Until 2007. 3 years. Trustee since 2004	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Until 2007. 3 years. Trustee since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Care & Company LLC (manager of real estate investment trusts).

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2004	Senior Vice President and Chief Equity Investment Officer of EVM and BMR and Executive Vice President of EVC. Officer of 51 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2004	Executive Vice President of EVM, BMR, and EV; Chief Investment Officer of EVM and BMR and President and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2004	Director of Equity Research and a Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2004	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer since 2004.

Eaton Vance Enhanced Equity Income Fund II

MANAGEMENT AND ORGANIZATION CONT'D

In accordance with Section 303A, 12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on October 27, 2005. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

Portfolio Management EVM is investment adviser to the Fund. EVM has engaged Rampart Investment Management Company, Inc. ("Rampart"), to serve as sub-adviser to the Fund to provide advice on and execution of the Fund's option strategy.

Walter A. Row, Lewis R. Piantedosi and other EVM investment professionals comprise the investment team responsible for the overall management of the Fund's investments, providing the sub-adviser with research support and supervising the performance of the sub-adviser. Mr. Row and Mr. Piantedosi are the portfolio managers responsible for the day-to-day management of EVM's responsibilities with respect to the Fund's investment portfolio. Biographical information about Messrs. Row and Piantedosi is provided in the table above.

Ronald M. Egalka and David R. Fraley are responsible for the development and implementation of Rampart's options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO. Mr. Fraley is Managing Director/Manager of Marketing and Client Service at Rampart.

The following tables show, as of the Fund's most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	6	$5,342.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Lewis R. Piantedosi
Registered Investment Companies	4	$1,747.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Ronald M. Egalka
Registered Investment Companies	5	$5,340.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	447	$1,342.3	0	$0
David R. Fraley
Registered Investment Companies	2	$1,705.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	447	$1,342.3	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Eaton Vance Enhanced Equity Income Fund II

MANAGEMENT AND ORGANIZATION CONT'D

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund's most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001-$50,000
Lewis R. Piantedosi	None
Ronald M. Egalka	$10,001-$50,000
David R. Fraley	$10,001-$50,000

Potential for Conflicts of Interest. The portfolio managers manage multiple investment portfolios. Conflicts of interest may arise between a portfolio manager's management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager's time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information. In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities. EVM and the sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts. There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. EVM's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM's employees. Compensation of EVM's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is

Eaton Vance Enhanced Equity Income Fund II

MANAGEMENT AND ORGANIZATION CONT'D

based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Rampart

The identified Rampart portfolio managers are founding shareholders of Rampart. The compensation of the portfolio managers has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio managers, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio managers' salaries.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart's founding shareholders/identified portfolio managers are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

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Investment Adviser and Administrator of Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Sub-Adviser of Eaton Vance Enhanced Equity Income Fund II
Rampart Investment Management Company, Inc.

One International Place

Boston, MA 02110

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 43027

Providence, RI 02940-3027

(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Enhanced Equity Income Fund II

The Eaton Vance Building

255 State Street

Boston, MA 02109

2426-2/06  CE-EEIF2SRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s initial fiscal period from January 31, 2005 until December 31, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/05

Audit Fees	$38,150

Audit-Related Fees(1)	$15,000

Tax Fees(2)	$15,750

All Other Fees(3)

Total	$68,900

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s initial fiscal period ended December 31, 2005; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	12/31/05

Registrant	$30,750

Eaton Vance(1)	$179,500

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Portfolio Management

EVM is investment adviser to the Fund.  EVM has engaged Rampart Investment Management Company, Inc. (“Rampart”), to serve as sub-adviser to the Fund to provide advice on and execution of the Fund’s option strategy.

Walter A. Row, Lewis R. Piantedosi and other EVM investment professionals comprise the investment team responsible for the overall management of the Fund’s investments, providing the sub-adviser with research support and supervising the performance of the sub-adviser. Mr. Row and Mr. Piantedosi are the portfolio managers responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio.  Biographical information about Messrs. Row and Piantedosi is provided in the table above. This information is provided as of the date of the filing of this report.

Ronald M. Egalka and David R. Fraley are responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.  Mr. Fraley is Managing Director/Manager of Marketing and Client Service at Rampart. This information is provided as of the date of the filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	6	$5,342.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Lewis R. Piantedosi
Registered Investment Companies	4	$1,747.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Ronald M. Egalka
Registered Investment Companies	5	$5,340.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	447	$1,342.3	0	$0
David R. Fraley
Registered Investment Companies	2	$1,703.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	447	$1,342.3	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001-$50,000
Lewis R. Piantedosi	None
Ronald M. Egalka	$10,001-$50,000
David R. Fraley	$10,001-$0,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM and the sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Rampart

The identified Rampart portfolio managers are founding shareholders of Rampart. The compensation of the portfolio managers has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio managers, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio managers’ salaries.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio managers are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not required in this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund II

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 16, 2005

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2005